UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                              CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): January 24, 2007



                                 NIKE, INC.

          (Exact Name of Registrant as Specified in Charter)


       Oregon                  1-10635                 93-0584541
    ____________             ____________             ____________

   (State of                  (Commission            (I.R.S.Employer
   Incorporation)            File Number)          Identification No.)

                             One Bowerman Drive
                         Beaverton, Oregon 97005-6453

                   (Address of Principal Executive Offices)
                          __________________________

                               (503) 671-6453

             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                          ___________________________

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.


     On January 24, 2007, NIKE, Inc. (the "Company") entered into a new commercial paper program (the "Program") under which the Company may issue unsecured commercial paper notes (the "Notes") up to a maximum amount outstanding at any time of $1.0 billion. The Program replaces the Company's existing $750 million commercial paper program, under which there are currently no notes outstanding. Goldman, Sachs & Co., Merrill Lynch Money Market, Inc., and Wells Fargo Institutional Securities, LLC will act as dealers under the Program. The Notes may have maturities ranging up to 364 days. Amounts available under the Program may be reborrowed. The Program contains no restrictive financial or other covenants.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NIKE, INC.
                                  (Registrant)


Date:  January 30, 2007            By: /s/ Donald W. Blair
                                   ________________________________
                                       Donald W. Blair
                                       Chief Financial Officer